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Exhibit 10.11.4

WARRANT PURCHASE AGREEMENT

        This Warrant Purchase Agreement (the "Agreement") is entered into as of December 19, 2001, by and between Venevision Investments LLC, a Delaware limited liability company ("Buyer"), and Univision Communications Inc., a Delaware corporation ("Seller").

        WHEREAS, Buyer has indicated it desires to purchase a Warrant (the "Class V Warrant") to purchase shares of Seller's Class V Common Stock (the "Class V Stock") and a Warrant (the "Class A Warrant"; and together with the Class V Warrant, the "Warrants") to purchase shares of Seller's Class A Common Stock (the "Class A Stock");

        WHEREAS, Seller is willing to sell such Warrants to Buyer;

        NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:

        1.    Purchase and Sale of Warrants. In consideration of the surrender by Buyer of certain governance rights under Seller's charter documents, Seller hereby sells to Buyer and Buyer hereby purchases from Seller:

          A.    the Class V Warrant to purchase an aggregate of 2,477,388 shares of Class V Stock (collectively, the "Class V Warrant Shares"). The shares of Class A Stock issuable upon exercise of the Class V Warrant (i.e., if Buyer or a Permitted Holder (as defined in the Class V Warrant) elects to receive shares of Class A Stock upon exercise of the Class V Warrant or if a party other than Buyer or a Permitted Holder exercises the Class V Warrant) are collectively referred to as the "VA Shares". A form of the Class V Warrant is attached hereto as Exhibit A.

          B.    the Class A Warrant to purchase an aggregate of 68,058 shares of Class A Stock (collectively, the "Class A Warrant Shares"; and together with the VA Shares, the "Warrant Shares"). A form of the Class A Warrant is attached hereto as Exhibit B.

        2.    Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

          A.    Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware with all necessary corporate power and authority to execute, deliver and perform this Agreement.

          B.    Execution, Delivery and Performance; Binding Obligation. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on the part of Seller. This Agreement constitutes the legally valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

          C.    No Violation. Neither the Seller nor any of its subsidiaries is (i) in violation of its charter or bylaws or (ii) in breach or default in the performance or observance of any material agreement to which it is a party or by which it is bound, except as disclosed in the Public Filings (as defined below) and except for such breaches or defaults that would not have a material adverse effect on (x) the condition (financial or otherwise), earnings, business affairs or business prospects of Seller and its subsidiaries, taken as a whole, or (y) Seller's ability to perform its obligations under this Agreement (a "Material Adverse Effect"). The execution, delivery and performance of this Agreement by Seller and the exercise of the Warrants will not violate or constitute a breach or default (whether upon lapse of time or the occurrence of any act or event or otherwise) under (a) the charter documents or bylaws of Seller or any of its subsidiaries, (b) any law to which Seller or any of its subsidiaries is subject, which breach, default or violation would have a Material Adverse Effect or (c) any material agreement to which Seller or any of its subsidiaries is a party or is bound, which breach, default or violation would have a Material Adverse Effect.

          D.    No Registration. The execution, delivery and performance of this Agreement by Seller and the transactions contemplated hereby, other than the exercise of the Warrants, which could require a filing under the HSR Act (as defined below) and could require approval from the Federal Communication Commission, will not require filing or registration with, or the issuance of any permit by, or receipt of any approval or other consent from, any person or entity.

          E.    Public Documents. Since December 31, 2000, Seller has filed with the U.S. Securities and Exchange Commission (the "SEC") all reports, proxy materials and registration statements required to be filed by it pursuant to the U.S. federal securities laws and has made all other filings required to be made by it with the SEC (collectively, the "Public Filings"). None of the Public Filings contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, in each such case as of its filing date, mailing date or effective date, as the case may be. Since the date of the filing with the SEC of Seller's most recent Form 10Q, there has not been (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings, business affairs or business prospects of Seller and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (B) any transaction entered into by Seller or its subsidiaries, other than in the ordinary course of business, that is material to Seller and its subsidiaries, taken as a whole, (C) any dividend or other obligation declared, paid or made by Seller on its capital stock or (D) any incurrence by Seller or its subsidiaries of any material liability or obligation, direct or contingent.

          F.    Financial Statements. The consolidated financial statements included in or incorporated by reference into the Public Filings, together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Seller and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply, and such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.

          G.    Ownership. The Warrants upon issuance, the Class V Warrant Shares and the Warrant Shares upon issuance in accordance with the terms of the Warrants, and the shares of Class A Stock issuable upon the conversion of the Class V Warrant Shares in accordance with the terms of the Class V Stock, will be duly authorized, validly issued and outstanding and fully paid and nonassessable. Except as set forth in the Public Filings, Seller has not entered into any outstanding contracts or other rights to subscribe for or purchase, or contracts or other obligations to issue or grant any rights to acquire, any capital stock of Seller, or to restructure or recapitalize Seller, and, to Seller's knowledge, there are no outstanding contracts to repurchase, redeem or otherwise acquire any capital stock of Seller.

          H.    Reservation of Shares. Seller has reserved a sufficient number of shares of Class V Stock for issuance to Buyer or a Permitted Holder upon exercise in full of the Class V Warrant for shares of Class V Stock. Seller has reserved a sufficient number of shares of Class A Stock for issuance upon (i) exercise in full of the Class A Warrant, (ii) exercise in full of the Class V Warrant for shares of Class A Stock or (iii) conversion of the Class V Warrant Shares into shares of Class A Stock in accordance with the terms of the Class V Stock.

          I.    Listing on the New York Stock Exchange ("NYSE"). The Warrant Shares and the shares of Class A Stock issuable upon the conversion of the Class V Warrant Shares have been, or by

  February 28, 2002 will be, approved for listing on the NYSE, subject only to official notice of issuance.

        3.    Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

          A.    Organization. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of Delaware with all necessary power and authority to execute, deliver and perform this Agreement.

          B.    Execution, Delivery and Performance; Binding Obligation. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on the part of Buyer. This Agreement constitutes the legally valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

          C.    No Violation of Law; Agreements. The execution, delivery and performance of this Agreement by Buyer will not violate or constitute a breach or default (whether upon lapse of time or the occurrence of any act or event or otherwise) under (i) the charter documents or bylaws of Buyer, (ii) any law to which Buyer is subject, which breach, default or violation would have a material adverse effect on Buyer's ability to perform its obligations under this Agreement, or (iii) any agreement to which Buyer is a party, which breach, default or violation would have a material adverse effect on Buyer's ability to perform its obligations under this Agreement.

          D.    Investment Intent. Buyer is purchasing the Warrants and if Buyer exercises the Warrants, the Class V Warrant Shares and the Warrant Shares, solely for its own account, for investment purposes only and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law, and Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment represented by its purchase of the Warrants and the Class V Warrant Shares and the Warrant Shares. Buyer acknowledges that the Warrants and the Class V Warrant Shares and the Warrant Shares have not been and prior to issuance will not be registered under the Securities Act or any other securities law and may not be sold, and Buyer hereby covenants that the Warrants and the Class V Warrant Shares and the Warrant Shares will not be sold, in whole or in part, in the United States of America except pursuant to a registration statement effective under the Securities Act or pursuant to an exemption from registration under the Securities Act, and in compliance with all other applicable securities laws.

          E.    Accredited Investor. Buyer is an accredited investor within the definition set forth in Rule 501(a) of the regulations promulgated by the SEC pursuant to the Securities Act.

        4.    Continuing Covenants.

          A.    Registration Rights. The parties agree and acknowledge that the Warrant Shares and the shares of Class A Stock issuable upon the conversion of the Class V Warrant Shares will be subject to the terms and conditions of the Registration Rights Agreement (the "Registration Rights Agreement") dated October 2, 1996 by and among Seller, Buyer and various other parties set forth therein. The parties further agree that for the purposes of the Registration Rights Agreement the Warrant Shares and the shares of Class A Stock issuable upon the conversion of the Class V Warrant Shares will be deemed Common Stock held by the Venevision Holders.

          B.    HSR Act Matters. Buyer will notify Seller of its intent to exercise the Warrants, which notice will be non-binding and if required under the HSR Act, Seller and Buyer will as promptly as practicable file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") (i) the notification and report form, if any, required for the transactions contemplated by this Agreement, including without limitation any exercise by

  Buyer of the Warrants, and (ii) any supplemental information requested in connection therewith pursuant to the Hart-Scott-Rodino Act of 1976 (the "HSR Act"). Seller and Buyer will use commercially reasonable efforts to take all such actions, such that the waiting period specified in the HSR Act will expire or be satisfied as soon as reasonably possible. Prior to such expiration or satisfaction, Buyer agrees not to exercise the Warrant in whole or in part.

        5.    General.

          A.    Survival. The representations, warranties and agreements in this Agreement will survive any investigation made by either party, and the execution of this Agreement.

          B.    Assignment. Seller may not assign this Agreement without the prior written consent of Buyer. In connection with the sale, transfer or hypothecation of the Warrants (or any portion thereof) to any third party, Buyer will assign its rights under this Agreement in so far as they relate to the Warrants (or any portion thereof) sold, transferred or hypothecated to such third party, and such third party will assume in writing the obligations arising under this Agreement relating to the Warrants (or any portion thereof) so sold, transferred or hypothecated. Any such third party shall be deemed to be a Buyer for all purposes of this Agreement with respect to the Warrants (or any portion thereof).

          C.    Binding Effect; Parties in Interest. This Agreement is binding on and benefits only the parties and their respective permitted successors and assigns. Nothing in this Agreement gives any rights or remedies to any person other than the parties and their respective permitted successors and assigns, nor does anything in this Agreement relieve or discharge any obligation or liability of any third person to either party. No provision of this Agreement gives any third person any right of subrogation or action over or against either party to this Agreement.

          D.    Complete Agreement. This Agreement, including the documents attached to this Agreement as Exhibits, is the complete and exclusive statement of agreement of the parties as to matters covered by it. It replaces and supersedes all prior written or oral agreements or statements by and among the parties with respect to the matters covered by it. No representation, statement, condition or warranty not contained in this Agreement is binding on the parties.

          E.    Amendments; Waivers. Any amendment to this Agreement requires the approval of both parties. Any waiver of any right or remedy requires the consent of the party waiving it. Every amendment or waiver must be in writing and designated as an amendment or waiver, as appropriate. No failure by either party to insist on the strict performance of any provision of this Agreement, or to exercise any right or remedy, will be deemed a waiver of such performance, right or remedy, or of any other provision of this Agreement.

          F.    Interpretation. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of either party or its counsel. The parties waive any statute or rule of law to the contrary.

          G.    Attorneys' Fees and Costs. If any legal action or other proceeding is brought to enforce or interpret this Agreement or matters relating to it, the substantially prevailing party will be entitled to recover from the other party reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which the prevailing party is entitled.

          H.    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to its rules of conflict of laws.

          I.    Jurisdiction; Venue; Service of Process. Each of the parties irrevocably submits to the jurisdiction of any California State or United States Federal court sitting in Los Angeles County in any action or proceeding arising out of our relating to this Agreement or the transactions contemplated hereby, and irrevocably agrees that any such action or proceeding may be heard and determined only in such California State or Federal court. Each of the parties irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each of the parties irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 818 West 7th Street, Los Angeles, CA 90017 as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by delivering a copy of such process to any of the parties in care of the Process Agent at the Process Agent's above address, and each of the parties irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternate method of service, each of the parties consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by personally delivering of a copy of such process to such party at its address specified in or pursuant to Section 5.M. Each of the parties agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          J.    Enforcement of Agreement. The parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with its specific terms or as otherwise breached. It is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any California court, this being in addition to any other remedy to which they are entitled at law or in equity. In any such action for specific performance, no party will be required to post a bond. The parties will treat this transaction for federal tax purposes consistently with Section 1 hereof.

          K.    Counterparts. This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts, each of which will be deemed an original and all of them will constitute one agreement. A facsimile signature page will be deemed an original signature page.

          L.    Headings. The headings in this Agreement are only for convenience and ease of reference and are not to be considered in construction or interpretation.

          M.  Notices. Any notice required to be given hereunder will be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to Buyer:	If to Seller:
Venevision Investments LLC 550 Biltmore Way, 9th Floor Coral Gables, Florida 33134 Attn: Alejandro Rivera Telecopier: (305) 447-1389	Univision Communications Inc. 1999 Avenue of the Stars, Suite 3050 Los Angeles, California 90067 Attn: C. Douglas Kranwinkle Telecopier: (310) 556-3568
With a copy to:	With a copy to:
Milbank, Tweed, Hadley & McCloy LLP 1 Chase Manhattan Plaza New York, New York 10005 Attn: Robert O'Hara Telecopier: (212) 530 5219	O'Melveny & Myers LLP 1999 Avenue of the Stars, Suite 700 Los Angeles, CA 90067 Attention: Kendall R. Bishop Telecopier: (310) 246-6779

or to such other address as either party specifies by written notice so given, and such notice will be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

          N.    Further Assurances. Each party will execute and deliver, both before and after the Closing, such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement the transactions contemplated by this Agreement or to evidence such events or matters, including the execution and delivery of such assignment and transfer documents as either party may deem necessary or desirable.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.

BUYER
VENEVISION INVESTMENTS LLC
By:	/s/ JOSE MISRAHI

	Name:	Jose Misrahi
	Title:	Vice President & Treasurer
SELLER:
UNIVISION COMMUNICATIONS INC.
By:	/s/ C. DOUGLAS KRANWINKLE

	Name:	C. Douglas Kranwinkle
	Title:	Executive Vice President

EXHIBIT A

        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

WARRANT

to Purchase Class V Common Stock of

Univision Communications Inc.,
a Delaware corporation

        THIS IS TO CERTIFY THAT:    Venevision Investments LLC, a Delaware limited liability company, or registered transferees (the "Holder") is entitled to purchase from Univision Communications Inc., a Delaware corporation (the "Company"), at any time and from time to time on and after the date hereof and prior to the Expiration Date an aggregate of 2,477,388 shares of Class V Common Stock (or Class A Common Stock as provided herein) at a purchase price of $38.261 per share, all on the terms and conditions and subject to the adjustments provided for in this warrant (the "Warrant").

        Section 1.    Certain Definitions.    As used in this Warrant, unless the context otherwise requires:

        "Affiliate" means, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        "Business Day" means any day on which commercial banks are not authorized or required to close in Los Angeles, California.

        "Class A Common Stock" means the Company's authorized Class A Common Stock, par value $.01 per share.

        "Class P Common Stock" means the Company's authorized Class P Common Stock, par value $.01 per share.

        "Class T Common Stock" means the Company's authorized Class T Common Stock, par value $.01 per share.

        "Class V Common Stock" means the Company's authorized Class V Common Stock, par value $.01 per share.

        "Common Stock" means the Class A Common Stock, Class P Common Stock, Class T Common Stock and Class V Common Stock.

        "Communications Act" means the Federal Communications Act of 1934, as amended, or any other similar Federal statute, and the rules and regulations of the Federal Communications Commission promulgated thereunder.

        "Exercise Price" means, on the date hereof, the purchase price per share as set forth on the first page of this Warrant and thereafter shall mean such amount as adjusted pursuant to Section 4.

        "Expiration Date" means December 17, 2017.

Ex. A-1

        "Market Price" means the average of the daily closing prices per share for the 30 consecutive trading days before the date in question. The closing price for each day will be the last sales price regular way or, if no such sale takes place on such day, the average of the closing bid and ask prices regular way on the New York Stock Exchange.

        "Permitted Holder" means

            (i)  Gustavo A. Cisneros, Ricardo J. Cisneros (each a "Cisneros Brother"), and any entity all of the equity (other than a de minimis amount and directors' qualifying shares) of which is directly or indirectly owned by a Cisneros Brother, or both of them, and that is not an Affiliate of any other Person;

          (ii)  (a) the spouse and lineal descendants of each Cisneros Brother, (b) the personal representative and heirs of each Cisneros Brother, (c) any trustee of any trust created primarily for the benefit of any, some or all of such spouse and lineal descendants (but which may include beneficiaries which are charities) or of any revocable trust created by such Cisneros Brother, (d) following the death of such Cisneros Brother, all beneficiaries under either such trust, (e) any entity all of the equity of which is directly or indirectly owned by any of the foregoing which is not an Affiliate of any Person other than the Person described in clauses (a)-(d) above.

        "Person" means a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof, a governmental body or other entity.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time.

        "Warrant Shares" at any time means the shares of Class V Common Stock or Class A Common Stock then purchasable by the Holder upon the exercise of this Warrant.

        Section 2.    Exercise of Warrant.

        2.1  Conditions of Exercise. The Holder may at any time on and after the date hereof exercise this Warrant in whole or in part from time to time, for the number of Warrant Shares which the Holder is then entitled to purchase hereunder; provided, however, that this Warrant may not be exercised unless at the time of such exercise all of the following conditions are met:

          (a)  it is lawful at the time of exercise for the Holder to own the number of shares of Common Stock which the Holder would own upon such exercise of this Warrant, and the exercise of this Warrant and such Holder's acquisition of such Common Stock hereunder does not violate the Communications Act or other applicable law, rule or regulation and any filing required under the Hart-Scott-Rodino Act of 1976 has been made and the waiting period has expired or been terminated;

          (b)  the Company has received such evidence as it may reasonably request confirming the foregoing, including, without limitation, an opinion in form and substance, and from counsel, reasonably satisfactory to the Company and, if the Company requests, an agreement from the Holder reasonably satisfactory to the Company indemnifying the Company against losses in the event the exercise of this Warrant violates the Communications Act; and

          (c)  any required approval from the Federal Communications Commission has been received.

In the event that the Company declines to permit the exercise of this Warrant because it believes that paragraphs (a) or (b) above have not been satisfied and a procedure exists for obtaining a binding determination of whether or not such exercise will cause a violation of applicable law, including, without limitation, obtaining a declaratory ruling from the Federal Communications Commission under

Ex. A-2

Rule 1.2 of the rules promulgated under the Communications Act (or any successor rule), then at the request of the Holder or the Company, the Company and the Holder will use reasonable efforts to obtain such determination. Any such efforts shall be at the expense of the Holder, unless the Company is unreasonable in refusing to rely on the assurances provided pursuant to paragraph (b), in which case such efforts shall be at the expense of the Company.

        2.2  Method of Exercise. The Holder may exercise this Warrant in whole or in part by delivering to the Company (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) this Warrant, (iii) the evidence and agreement requested by the Company referred to in Section 2.1(b) above and (iv) an amount equal to the product of the Exercise Price, as adjusted, and the number of Warrant Shares being purchased pursuant to the exercise of this Warrant in the form of a cashiers' check or wire transfer. The Holder may also exercise this Warrant, in whole or in part, in a "cashless" exercise, upon delivery to the Company of (i) this Warrant and (ii) a Cashless Exercise Form in the form of Exhibit A. In a cashless exercise, the right to purchase each Warrant Share may be exchanged for that number of shares of Common Stock determined by multiplying the number one (1) by a fraction, the numerator of which will be the difference between (y) the then current Market Price and (z) the Exercise Price, and the denominator of which will be the then current Market Price.

        2.3  Issuance of Warrant Shares. Upon the Holder's exercise of this Warrant, the Company shall issue the Warrant Shares so purchased to the Holder and within two Business Days shall cause to be executed and delivered to the Holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise. The stock certificate or certificates for Warrant Shares so delivered shall be in such denominations as may be specified in such notice and shall be registered in the name of the Holder. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Common Stock, with the right, to the extent permitted by law, to vote such Common Stock or to consent or to receive notice as a stockholder, as of the close of business on the date all of the conditions referred to in Section 2.1 are satisfied (including, without limitation, the obtaining of any requested declaratory ruling from the Federal Communications Commission) and all of the items specified in Section 2.2 above are delivered to the Company. If this Warrant shall have been exercised only in part the Company shall, within two Business Days of delivery of such certificate or certificates, deliver to the Holder either (i) a new warrant dated the date it is issued evidencing the rights of the Holder to purchase the remaining Warrant Shares called for by this Warrant or (ii) this Warrant bearing an appropriate notation of such partial exercise. The Holder shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2.

        2.4  Class of Shares Issued. If the Holder is a Permitted Holder, the Holder may elect to receive shares of Class V Common Stock or shares of Class A Common Stock upon exercise of this Warrant. If the Holder is not a Permitted Holder, the Company shall issue to the Holder shares of Class A Common Stock upon exercise of this Warrant.

        2.5  Term of Warrant. The Holder shall have the right, at any time on or before the Expiration Date to purchase from the Company at the Exercise Price the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to purchase on exercise of this Warrant. After the Expiration Date, any previously unexercised portion of this Warrant will be void, have no value and be of no further effect.

        Section 3.    Transfer of Warrant.

        3.1  Restrictions on Transfer. Subject to Section 5 hereof, this Warrant and all Warrant Shares issued hereunder may be sold, transferred, pledged or hypothecated (collectively, "Transferred") to any

Ex. A-3

third party. Any certificate for any Warrant Shares issued hereunder shall be stamped or otherwise imprinted with legends in substantially the form of the legends contained on the first page hereof.

        3.2  Mechanics of Transfers. Subject to satisfaction of the conditions set forth in Section 3.1, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company, together with a written assignment of this Warrant duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. This Warrant, if properly Transferred in compliance with this Section 3, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

        Section 4.    Adjustment of Warrant Shares; Anti-Dilution Provisions.

        If any of the following events occurs at any time hereafter prior to the full exercise of this Warrant, then the Exercise Price and/or the number of Warrant Shares remaining to be purchased hereunder immediately prior to such event shall be adjusted as described below:

        4.1  Redemptions and Repurchases. If at any time there is a pro rata (based upon the shares of Class A Common Stock or Class V Common Stock to be redeemed or repurchased) redemption or repurchase of the Class A Common Stock or Class V Common Stock and if either (i) the Federal Communications Commission (or other governmental entity that replaces it) issues a ruling, the effect of which permits the Holder to receive on a current basis a payment as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) the Company obtains an unqualified opinion from counsel specializing in federal communications law, reasonably acceptable to the Holder, that the Holder may receive on a current basis a payment as if the Warrant Shares remaining to be purchased hereunder were outstanding, then the Holder can elect that the number of Warrant Shares remaining to be purchased hereunder shall be decreased by a percentage equal to the percentage of Class A Common Stock or Class V Common Stock so redeemed or repurchased and upon the date of such redemption or repurchase, the Company shall pay to the Holder an amount equal to the number of shares by which the Warrant has been decreased multiplied by the difference, if any, between the redemption or repurchase price and the Exercise Price for such shares (adjusted proportionately in accordance with Section 4.2).

        4.2  Stock Subdivisions, Stock Dividends or Stock Consolidations. If at any time the outstanding shares of Class A Common Stock, Class P Common Stock, Class T Common Stock, and Class V Common Stock are subdivided into a greater number of shares, whether by stock split, stock dividend or otherwise, then the Exercise Price will be reduced proportionately and the number of Warrant Shares remaining to be purchased hereunder will be increased proportionately. Conversely, if at any time the outstanding shares of Class A Common Stock, Class P Common Stock, Class T Common Stock, and Class V Common Stock are consolidated into a smaller number of shares, then the Exercise Price will be increased proportionately and the number of Warrant Shares remaining to be purchased hereunder will be reduced proportionately. Each adjustment to the Exercise Price and the number of Warrant Shares shall be effective on the record date, or if there is no record date, the effective date for such subdivision or consolidation.

        4.3  Consolidation, Merger or Sale of Assets. If the Company shall at any time (i) consolidate with or merge into another corporation or other entity or (ii) merge with another corporation or other entity and be the surviving corporation in such merger, and in connection therewith all or part of the Class V Common Stock or Class A Common Stock shall be changed into or exchanged for securities of any other entity or cash or other property, the Holder of this Warrant will thereafter receive, upon the exercise hereof in accordance with the terms hereof, the securities, cash or other property to which the holder of the number of shares of Common Stock then deliverable upon the exercise of this Warrant

Ex. A-4

would have received upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions thereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant. The Company or the successor corporation, as the case may be, shall execute and deliver to the Holder a supplemental Warrant so providing. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. The provisions of this Section 4.3 similarly shall apply to successive mergers or consolidations or sales or other transfers.

        4.4  Dividends.

          (a)  If the Company proposes to declare a dividend on or make a distribution with respect to the Class V Common Stock or Class A Common Stock, whether in cash, property or securities, the Company will deliver written notice of such proposed event, in reasonable detail, to the Holder not less than fifteen (15) days prior to the record date for such dividend or distribution; provided that if, in connection with any such dividend or distribution, any other holder of a warrant from the Company has the right to receive property or securities (rather than cash) as if the shares remaining to be purchased under such warrant were outstanding, Holder will have fifteen (15) days from the date of the notice in which to notify Company of its election to receive either, at its option, (i) property or securities comprising such distribution on a per share basis as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) cash in accordance with the terms of Section 4.4(c).

          (b)  If the Company declares a cash dividend on the Class A Common Stock and either (i) the Federal Communications Commission (or other governmental entity that replaces it) issues a ruling, the effect of which permits the Holder to receive on a current basis an amount per share equal to the cash dividend payable as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) the Company obtains an unqualified opinion from counsel specializing in federal communications law, reasonably acceptable to the Holder, that the Holder may receive on a current basis an amount per share equal to the cash dividend payable as if the Warrant Shares remaining to be purchased hereunder were outstanding, then the Company shall pay to the Holder, contemporaneous with any such cash dividend, and the Holder shall be entitled to receive any such amount in cash as if the Warrant Shares remaining to be purchased hereunder were outstanding.

          (c)  Except as provided in Section 4.4(a), if the Company makes a distribution of property or securities (other than a distribution of Class A Common Stock, Class P Common Stock, Class T Common Stock or Class V Common Stock in each case with respect to the same such class of Common Stock) and either (i) the Federal Communications Commission (or other governmental entity that replaces it) issues a ruling, the effect of which permits the Holder to receive on a current basis an amount per share in cash equal to the per share fair market value of the distribution as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) the Company obtains an unqualified opinion from counsel specializing in federal communications law, reasonably acceptable to the Holder, that the Holder may receive on a current basis an amount per share in cash equal to the per share fair market value of the distribution as if the Warrant Shares remaining to be purchased hereunder were outstanding, then the Company shall engage an independent investment bank, reasonably acceptable to the Holder, to determine the fair market value of such property or securities so distributed on each Class A Share. The Company shall pay an amount per share in cash equal to the per share fair market value of the distribution in the manner specified in Section 4.4(b).

Ex. A-5

        4.5  Notices. When any adjustments are required to be made under this Section 4, the Company shall as promptly as practicable (i) determine such adjustments, (ii) prepare a statement describing in reasonable detail the method used in arriving at the adjustment and setting forth the calculation thereof; and (iii) cause a copy of such statement to be mailed to the Holder.

        4.6  Computations and Adjustments. Upon each computation of an adjustment under this Section 4, the Exercise Price shall be computed to the nearest 1/1000 cent and the number of Warrant Shares shall be calculated to the nearest whole share (i.e., fractions of less than one-half shall be disregarded and fractions of one-half or greater shall be treated as being the next greater integer). However, the fractional amount shall be used in calculating any future adjustments.

        Section 5.    Securities Laws.    The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares which may be issued pursuant thereto have not been registered under the Securities Act, or applicable state securities laws. The Holder of this Warrant, by acceptance hereof, represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant Shares under the Securities Act or any applicable state securities laws and agrees not to distribute or resell any Warrant Shares if such distribution or resale would constitute a violation of the Securities Act or any applicable state securities laws or would cause the issuance by the Company of the Warrant or the Warrant Shares to be in violation of the Securities Act or any applicable state securities laws. The Holder agrees that all certificates representing Warrant Shares will carry an appropriate legend substantially in the form of the first legend contained on the first page hereof. Any exercise hereof by the Holder shall constitute a representation by the Holder that the Warrant Shares are not being acquired with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or applicable state securities laws.

        Section 6.    No Voting Rights.    This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

        Section 7.    Reservation of Warrant Shares.    The Company has reserved and will keep available, out of the authorized and unissued shares of Common Stock, the full number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant. Upon issuance and delivery against payment pursuant to the terms of this Warrant, all Warrant Shares will be validly issued, fully paid and nonassessable.

        Section 8.    Loss, Destruction of Warrant.    Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

        Section 9.    Miscellaneous Provisions.

        9.1  Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Holder and the Company. If at any time this Warrant is split into multiple Warrants, any consent to be given by the Holder with respect to any amendment hereto shall be made by the Holders of Warrants exercisable for a majority of the unissued Warrant Shares, provided that no amendment may change the number of Warrant Shares or the Exercise Price without the written consent of the Holders of all of the Warrants.

        9.2  Jurisdiction; Venue; Service of Process. The Company and the Holder each irrevocably submits to the jurisdiction of any California State or United States Federal court sitting in Los Angeles County in any action or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and irrevocably agrees that any such action or proceeding may be heard and determined only in

Ex. A-6

such California State or Federal court. Each of the parties irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each of the parties irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 818 West 7th Street, Los Angeles, CA 90017 as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by delivering a copy of such process to any of the parties in care of the Process Agent at the Process Agent's above address, and each of the parties irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternate method of service, each of the parties consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing or delivering of a copy of such process to such party at its address specified in or pursuant to Section 9.3. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        9.3  Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail (air mail if addressed to an address outside of the country in which mailed), postage prepaid, return receipt requested, (c) by a generally recognized overnight courier service which provides written acknowledgement by the addressee of receipt, or (d) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (d) shall also be sent pursuant to clause (b)), addressed as follows:

            (i)  If to the Company:

      1999 Avenue of the Stars, Suite 3050
      Los Angeles, California 90067
      Attn: C. Douglas Kranwinkle, Esq.
      Telecopier: (310) 556-3568

          with a copy to:

      O'Melveny & Myers LLP
      1999 Avenue of the Stars, Suite 700
      Los Angeles, California 90067
      Attn: Kendall R. Bishop, Esq.
      Telecopier: (310) 246-6780

          (ii)  If to the Holder:

      550 Biltmore Way, 9th Floor
      Coral Gables, Florida 33134
      Attn: Alejandro Rivera
      Telecopier: (305) 447-1389

          with copies to:

      Finser Corp.
      550 Biltmore Way, 9th Floor
      Coral Gables, Florida 33134
      Attn: Eduardo Hernandez, Esq.
      Telecopier: (305) 447-1389

Ex. A-7

        and

      Milbank, Tweed, Hadley & McCloy LLP
      1 Chase Manhattan Plaza
      New York, New York 10005
      Attn: Robert O'Hara, Esq.
      Telecopier: (212) 530 5219

or to such other addresses as may be specified by like notice to the other parties.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President or a Vice President.

Dated:
UNIVISION COMMUNICATIONS INC.
By:

Name: C. Douglas Kranwinkle
Title: Executive Vice President

Ex. A-8

EXHIBIT A
CASHLESS EXERCISE FORM

        The undersigned Holder exercises the right to purchase                        Warrant Shares, evidenced by the enclosed Warrant and requests that the Company exchange the Warrant for Warrant Shares as provided in Section 2.2 of the Warrant. Certificate(s) for such shares are to be issued and delivered as set forth below.

Dated:
Holder
By:

Its:

Name to appear on the stock certificate:
(Please Print)
Address:		Employer Identification Number, Social
Security Number or other identifying
number:

If the foregoing exercise is not for all of the Warrant Shares purchasable under the Warrant, please register and deliver a new Warrant for the unexercised portion as follows:
Name:
(Please Print)
Address:		Employer Identification Number, Social
Security Number or other identifying
number:

Calculation of Cashless Exercise:
A = Current Market Price:

B = Exercise Price:

X = Number of shares of Common Stock to be issued for each right to purchase one Warrant Share exchanged:
A-B ( )
1 × = X ( )
A ( )
Total number of Warrant Shares issuable:
Total number of Warrant Shares to be issued:

Ex. A-9

EXHIBIT B

        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

WARRANT

to Purchase Class A Common Stock of

Univision Communications Inc.,
a Delaware corporation

        THIS IS TO CERTIFY THAT:    Venevision Investments LLC, a Delaware limited liability company, or registered transferees (the "Holder") is entitled to purchase from Univision Communications Inc., a Delaware corporation (the "Company"), at any time and from time to time on and after the date hereof and prior to the Expiration Date an aggregate of 68,058 shares of Class A Common Stock at a purchase price of $38.261 per share, all on the terms and conditions and subject to the adjustments provided for in this warrant (the "Warrant").

        Section 1.    Certain Definitions.    As used in this Warrant, unless the context otherwise requires:

        "Affiliate" means, with respect to a specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        "Business Day" means any day on which commercial banks are not authorized or required to close in Los Angeles, California.

        "Class A Common Stock" means the Company's authorized Class A Common Stock, par value $.01 per share.

        "Class P Common Stock" means the Company's authorized Class P Common Stock, par value $.01 per share.

        "Class T Common Stock" means the Company's authorized Class T Common Stock, par value $.01 per share.

        "Class V Common Stock" means the Company's authorized Class V Common Stock, par value $.01 per share.

        "Common Stock" means the Class A Common Stock, Class P Common Stock, Class T Common Stock and Class V Common Stock.

        "Communications Act" means the Federal Communications Act of 1934, as amended, or any other similar Federal statute, and the rules and regulations of the Federal Communications Commission promulgated thereunder.

        "Exercise Price" means, on the date hereof, the purchase price per share as set forth on the first page of this Warrant and thereafter shall mean such amount as adjusted pursuant to Section 4.

        "Expiration Date" means December 17, 2017.

Ex. B-1

        "Market Price" means the average of the daily closing prices per share for the 30 consecutive trading days before the date in question. The closing price for each day will be the last sales price regular way or, if no such sale takes place on such day, the average of the closing bid and ask prices regular way on the New York Stock Exchange.

        "Person" means a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof, a governmental body or other entity.

        "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time.

        "Warrant Shares" at any time means the shares of Class A Common Stock then purchasable by the Holder upon the exercise of this Warrant.

        Section 2.    Exercise of Warrant.

        2.1  Conditions of Exercise. The Holder may at any time on and after the date hereof exercise this Warrant in whole or in part from time to time, for the number of Warrant Shares which the Holder is then entitled to purchase hereunder; provided, however, that this Warrant may not be exercised unless at the time of such exercise all of the following conditions are met:

          (a)  it is lawful at the time of exercise for the Holder to own the number of shares of Common Stock which the Holder would own upon such exercise of this Warrant, and the exercise of this Warrant and such Holder's acquisition of such Common Stock hereunder does not violate the Communications Act or other applicable law, rule or regulation and any filing required under the Hart-Scott-Rodino Act of 1976 has been made and the waiting period has expired or been terminated;

          (b)  the Company has received such evidence as it may reasonably request confirming the foregoing, including, without limitation, an opinion in form and substance, and from counsel, reasonably satisfactory to the Company and, if the Company requests, an agreement from the Holder reasonably satisfactory to the Company indemnifying the Company against losses in the event the exercise of this Warrant violates the Communications Act; and

          (c)  any required approval from the Federal Communications Commission has been received.

        In the event that the Company declines to permit the exercise of this Warrant because it believes that paragraphs (a) or (b) above have not been satisfied and a procedure exists for obtaining a binding determination of whether or not such exercise will cause a violation of applicable law, including, without limitation, obtaining a declaratory ruling from the Federal Communications Commission under Rule 1.2 of the rules promulgated under the Communications Act (or any successor rule), then at the request of the Holder or the Company, the Company and the Holder will use reasonable efforts to obtain such determination. Any such efforts shall be at the expense of the Holder, unless the Company is unreasonable in refusing to rely on the assurances provided pursuant to paragraph (b), in which case such efforts shall be at the expense of the Company.

        2.2  Method of Exercise. The Holder may exercise this Warrant in whole or in part by delivering to the Company (i) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) this Warrant, (iii) the evidence and agreement requested by the Company referred to in Section 2.1(b) above and (iv) an amount equal to the product of the Exercise Price, as adjusted, and the number of Warrant Shares being purchased pursuant to the exercise of this Warrant in the form of a cashiers' check or wire transfer. The Holder may also exercise this Warrant, in whole or in part, in a "cashless" exercise, upon delivery to the Company of (i) this Warrant and (ii) a Cashless Exercise Form in the form of Exhibit A. In a cashless

Ex. B-2

exercise, the right to purchase each Warrant Share may be exchanged for that number of shares of Common Stock determined by multiplying the number one (1) by a fraction, the numerator of which will be the difference between (y) the then current Market Price and (z) the Exercise Price, and the denominator of which will be the then current Market Price.

        2.3  Issuance of Warrant Shares. Upon the Holder's exercise of this Warrant, the Company shall issue the Warrant Shares so purchased to the Holder and within two Business Days shall cause to be executed and delivered to the Holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise. The stock certificate or certificates for Warrant Shares so delivered shall be in such denominations as may be specified in such notice and shall be registered in the name of the Holder. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Common Stock, with the right, to the extent permitted by law, to vote such Common Stock or to consent or to receive notice as a stockholder, as of the close of business on the date all of the conditions referred to in Section 2.1 are satisfied (including, without limitation, the obtaining of any requested declaratory ruling from the Federal Communications Commission) and all of the items specified in Section 2.2 above are delivered to the Company. If this Warrant shall have been exercised only in part the Company shall, within two Business Days of delivery of such certificate or certificates, deliver to the Holder either (i) a new warrant dated the date it is issued evidencing the rights of the Holder to purchase the remaining Warrant Shares called for by this Warrant or (ii) this Warrant bearing an appropriate notation of such partial exercise. The Holder shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2.

        2.4  Class of Shares Issued. The Company shall issue to the Holder shares of Class A Common Stock upon exercise of this Warrant.

        2.5  Term of Warrant. The Holder shall have the right, at any time on or before the Expiration Date to purchase from the Company at the Exercise Price the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to purchase on exercise of this Warrant. After the Expiration Date, any previously unexercised portion of this Warrant will be void, have no value and be of no further effect.

        Section 3.    Transfer of Warrant.

        3.1  Restrictions on Transfer. Subject to Section 5 hereof, this Warrant and all Warrant Shares issued hereunder may be sold, transferred, pledged or hypothecated (collectively, "Transferred") to any third party. Any certificate for any Warrant Shares issued hereunder shall be stamped or otherwise imprinted with legends in substantially the form of the legends contained on the first page hereof.

        3.2  Mechanics of Transfers. Subject to satisfaction of the conditions set forth in Section 3.1, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company, together with a written assignment of this Warrant duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. This Warrant, if properly Transferred in compliance with this Section 3, may be exercised by an assignee for the purchase of Warrant Shares without having a new Warrant issued.

        Section 4.    Adjustment of Warrant Shares; Anti-Dilution Provisions.

Ex. B-3

        If any of the following events occurs at any time hereafter prior to the full exercise of this Warrant, then the Exercise Price and/or the number of Warrant Shares remaining to be purchased hereunder immediately prior to such event shall be adjusted as described below:

        4.1  Redemptions and Repurchases. If at any time there is a pro rata (based upon the shares of Class A Common Stock or Class V Common Stock to be redeemed or repurchased) redemption or repurchase of the Class A Common Stock or Class V Common Stock and if either (i) the Federal Communications Commission (or other governmental entity that replaces it) issues a ruling, the effect of which permits the Holder to receive on a current basis a payment as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) the Company obtains an unqualified opinion from counsel specializing in federal communications law, reasonably acceptable to the Holder, that the Holder may receive on a current basis a payment as if the Warrant Shares remaining to be purchased hereunder were outstanding, then the Holder can elect that the number of Warrant Shares remaining to be purchased hereunder shall be decreased by a percentage equal to the percentage of Class A Common Stock or Class V Common Stock so redeemed or repurchased and upon the date of such redemption or repurchase, the Company shall pay to the Holder an amount equal to the number of shares by which the Warrant has been decreased multiplied by the difference, if any, between the redemption or repurchase price and the Exercise Price for such shares (adjusted proportionately in accordance with Section 4.2).

        4.2  Stock Subdivisions, Stock Dividends or Stock Consolidations. If at any time the outstanding shares of Class A Common Stock, Class P Common Stock, Class T Common Stock, and Class V Common Stock are subdivided into a greater number of shares, whether by stock split, stock dividend or otherwise, then the Exercise Price will be reduced proportionately and the number of Warrant Shares remaining to be purchased hereunder will be increased proportionately. Conversely, if at any time the outstanding shares of Class A Common Stock, Class P Common Stock, Class T Common Stock, and Class V Common Stock are consolidated into a smaller number of shares, then the Exercise Price will be increased proportionately and the number of Warrant Shares remaining to be purchased hereunder will be reduced proportionately. Each adjustment to the Exercise Price and the number of Warrant Shares shall be effective on the record date, or if there is no record date, the effective date for such subdivision or consolidation.

        4.3  Consolidation, Merger or Sale of Assets. If the Company shall at any time (i) consolidate with or merge into another corporation or other entity or (ii) merge with another corporation or other entity and be the surviving corporation in such merger, and in connection therewith all or part of the Class A Common Stock shall be changed into or exchanged for securities of any other entity or cash or other property, the Holder of this Warrant will thereafter receive, upon the exercise hereof in accordance with the terms hereof, the securities, cash or other property to which the holder of the number of shares of Common Stock then deliverable upon the exercise of this Warrant would have received upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions thereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant. The Company or the successor corporation, as the case may be, shall execute and deliver to the Holder a supplemental Warrant so providing. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes. The provisions of this Section 4.3 similarly shall apply to successive mergers or consolidations or sales or other transfers.

        4.4  Dividends.

          (a)  If the Company proposes to declare a dividend on or make a distribution with respect to the Class A Common Stock, whether in cash, property or securities, the Company will deliver

Ex. B-4

  written notice of such proposed event, in reasonable detail, to the Holder not less than fifteen (15) days prior to the record date for such dividend or distribution; provided that if, in connection with any such dividend or distribution, any other holder of a warrant from the Company has the right to receive property or securities (rather than cash) as if the shares remaining to be purchased under such warrant were outstanding, Holder will have fifteen (15) days from the date of the notice in which to notify Company of its election to receive either, at its option, (i) property or securities comprising such distribution on a per share basis as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) cash in accordance with the terms of Section 4.4(c).

          (b)  If the Company declares a cash dividend on the Class A Common Stock and either (i) the Federal Communications Commission (or other governmental entity that replaces it) issues a ruling, the effect of which permits the Holder to receive on a current basis an amount per share equal to the cash dividend payable as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) the Company obtains an unqualified opinion from counsel specializing in federal communications law, reasonably acceptable to the Holder, that the Holder may receive on a current basis an amount per share equal to the cash dividend payable as if the Warrant Shares remaining to be purchased hereunder were outstanding, then the Company shall pay to the Holder, contemporaneous with any such cash dividend, and the Holder shall be entitled to receive any such amount in cash as if the Warrant Shares remaining to be purchased hereunder were outstanding.

          (c)  Except as provided in Section 4.4(a), if the Company makes a distribution of property or securities other than Class A Common Stock with respect to the Class A Common Stock and either (i) the Federal Communications Commission (or other governmental entity that replaces it) issues a ruling, the effect of which permits the Holder to receive on a current basis an amount per share in cash equal to the per share fair market value of the distribution as if the Warrant Shares remaining to be purchased hereunder were outstanding or (ii) the Company obtains an unqualified opinion from counsel specializing in federal communications law, reasonably acceptable to the Holder, that the Holder may receive on a current basis an amount per share in cash equal to the per share fair market value of the distribution as if the Warrant Shares remaining to be purchased hereunder were outstanding, then the Company shall engage an independent investment bank, reasonably acceptable to the Holder, to determine the fair market value of such property or securities so distributed on each Class A Share. The Company shall pay an amount per share in cash equal to the per share fair market value of the distribution in the manner specified in Section 4.4(b).

        4.5  Notices. When any adjustments are required to be made under this Section 4, the Company shall as promptly as practicable (i) determine such adjustments, (ii) prepare a statement describing in reasonable detail the method used in arriving at the adjustment and setting forth the calculation thereof; and (iii) cause a copy of such statement to be mailed to the Holder.

        4.6  Computations and Adjustments. Upon each computation of an adjustment under this Section 4, the Exercise Price shall be computed to the nearest 1/1000 cent and the number of Warrant Shares shall be calculated to the nearest whole share (i.e., fractions of less than one-half shall be disregarded and fractions of one-half or greater shall be treated as being the next greater integer). However, the fractional amount shall be used in calculating any future adjustments.

        Section 5.    Securities Laws.    The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares which may be issued pursuant thereto have not been registered under the Securities Act, or applicable state securities laws. The Holder of this Warrant, by acceptance hereof, represents that it is fully informed as to the applicable limitations upon any distribution or resale of the Warrant Shares under the Securities Act or any applicable state securities laws and agrees

Ex. B-5

not to distribute or resell any Warrant Shares if such distribution or resale would constitute a violation of the Securities Act or any applicable state securities laws or would cause the issuance by the Company of the Warrant or the Warrant Shares to be in violation of the Securities Act or any applicable state securities laws. The Holder agrees that all certificates representing Warrant Shares will carry an appropriate legend substantially in the form of the first legend contained on the first page hereof. Any exercise hereof by the Holder shall constitute a representation by the Holder that the Warrant Shares are not being acquired with the view to, or for resale in connection with, any distribution or public offering thereof in violation of the Securities Act or applicable state securities laws.

        Section 6.    No Voting Rights.    This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

        Section 7.    Reservation of Warrant Shares.    The Company has reserved and will keep available, out of the authorized and unissued shares of Common Stock, the full number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant. Upon issuance and delivery against payment pursuant to the terms of this Warrant, all Warrant Shares will be validly issued, fully paid and nonassessable.

        Section 8.    Loss, Destruction of Warrant.    Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

        Section 9.    Miscellaneous Provisions.

        9.1  Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Holder and the Company. If at any time this Warrant is split into multiple Warrants, any consent to be given by the Holder with respect to any amendment hereto shall be made by the Holders of Warrants exercisable for a majority of the unissued Warrant Shares, provided that no amendment may change the number of Warrant Shares or the Exercise Price without the written consent of the Holders of all of the Warrants.

        9.2  Jurisdiction; Venue; Service of Process. The Company and the Holder each irrevocably submits to the jurisdiction of any California State or United States Federal court sitting in Los Angeles County in any action or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and irrevocably agrees that any such action or proceeding may be heard and determined only in such California State or Federal court. Each of the parties irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each of the parties irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the date hereof at 818 West 7th Street, Los Angeles, CA 90017 as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by delivering a copy of such process to any of the parties in care of the Process Agent at the Process Agent's above address, and each of the parties irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternate method of service, each of the parties consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing or delivering of a copy of such process to such party at its address specified in or pursuant to Section 9.3. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Ex. B-6

        9.3  Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail (air mail if addressed to an address outside of the country in which mailed), postage prepaid, return receipt requested, (c) by a generally recognized overnight courier service which provides written acknowledgement by the addressee of receipt, or (d) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (d) shall also be sent pursuant to clause (b)), addressed as follows:

          (i)  If to the Company:

    1999 Avenue of the Stars, Suite 3050
    Los Angeles, California 90067
    Attn: C. Douglas Kranwinkle, Esq.
    Telecopier: (310) 556-3568

          with a copy to:

    O'Melveny & Myers LLP
    1999 Avenue of the Stars, Suite 700
    Los Angeles, California 90067
    Attn: Kendall R. Bishop, Esq.
    Telecopier: (310) 246-6780

        (ii)  If to the Holder:

    Venevision Investments LLC
    550 Biltmore Way, 9th Floor
    Coral Gables, Florida 33134
    Attn: Alejandro Rivera
    Telecopier: (305) 447-1389

          with copies to:

    Finser Corp.
    550 Biltmore Way, 9th Floor
    Coral Gables, Florida 33134
    Attn: Eduardo Hernandez, Esq.
    Telecopier: (305) 447-1389

and

    Milbank, Tweed, Hadley & McCloy LLP
    1 Chase Manhattan Plaza
    New York, New York 10005
    Attn: Robert O'Hara, Esq.
    Telecopier: (212) 530 5219

or to such other addresses as may be specified by like notice to the other parties.

Ex. B-7

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President or a Vice President.

Dated:
UNIVISION COMMUNICATIONS INC.
By:
Name: C. Douglas Kranwinkle
Title: Executive Vice President

Ex. B-8

EXHIBIT A
CASHLESS EXERCISE FORM

        The undersigned Holder exercises the right to purchase                        Warrant Shares, evidenced by the enclosed Warrant and requests that the Company exchange the Warrant for Warrant Shares as provided in Section 2.2 of the Warrant. Certificate(s) for such shares are to be issued and delivered as set forth below.

Dated:
Holder
By:

Its:

Name to appear on the stock certificate:
(Please Print)
Address:		Employer Identification Number, Social
Security Number or other identifying
number:

If the foregoing exercise is not for all of the Warrant Shares purchasable under the Warrant, please register and deliver a new Warrant for the unexercised portion as follows:
Name:
(Please Print)
Address:		Employer Identification Number, Social
Security Number or other identifying
number:

Calculation of Cashless Exercise:
A = Current Market Price:

B = Exercise Price:

X = Number of shares of Common Stock to be issued for each right to purchase one Warrant Share exchanged:
A-B ( )
1 × = X ( )
A ( )
Total number of Warrant Shares issuable:
Total number of Warrant Shares to be issued:

Ex. B-9

QuickLinks

  Exhibit 10.11.4
WARRANT PURCHASE AGREEMENT
EXHIBIT A
WARRANT to Purchase Class V Common Stock of Univision Communications Inc., a Delaware corporation
EXHIBIT A CASHLESS EXERCISE FORM
EXHIBIT B
WARRANT to Purchase Class A Common Stock of Univision Communications Inc., a Delaware corporation
EXHIBIT A CASHLESS EXERCISE FORM